INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax [Abstract]
INCOME TAXES
INCOME TAXES
Current income tax
Current income tax for the period includes amounts expected to be payable on taxable income in the period together with any adjustments to taxes payable in respect of previous periods, and is determined based on the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group operates and generates taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities.
Deferred tax
Deferred tax is determined by identifying the temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. Deferred tax for the period includes origination and reversal of temporary differences, remeasurements of deferred tax balances and adjustments in respect of prior periods.
Deferred tax liabilities are recognised for all taxable temporary differences, except:

•
when the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

•
in respect of taxable temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, when the timing of the reversal of the temporary differences can be controlled by the Group and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax credits and unused tax losses can be utilised, except:

•
when the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

•
in respect of deductible temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, deferred tax assets are recognised only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
Income tax is recognised in the consolidated income statement. Income tax is recognised in other comprehensive income or directly in equity to the extent that it relates to items recognised in other comprehensive income or in equity.
2018, 2017 and 2016 results
The following table summarises the major components of income tax expense for the periods presented.

	31 December 2018	31 December 2017	31 December 2016
	€ million	€ million	€ million
Current income tax:
Current income tax charge	315	294	242
Adjustment in respect of current income tax from prior periods	4	—	24
Total current tax	319	294	266
Deferred tax:
Relating to the origination and reversal of temporary differences	21	196	(56)
Adjustment in respect of deferred income tax from prior periods	(6)	(3)	3
Relating to changes in tax rates or the imposition of new taxes	(38)	(16)	(43)
Total deferred tax	(23)	177	(96)
Income tax charge per the income statement	296	471	170

The following table summarises the taxes on items recognised in other comprehensive income and directly within equity for the periods presented.

	31 December 2018	31 December 2017	31 December 2016
	€ million	€ million	€ million
Taxes charged (credited) to OCI:
Deferred tax on net gain/loss on revaluation of cash flow hedges	(3)	—	(2)
Deferred tax on net gain/loss on net investment hedges	(41)	(27)	(22)
Current tax on net gain/loss on net investment hedges	41	—	—
Deferred tax on net gain/loss on pension plan remeasurements	—	18	(14)
Total taxes charged (credited) to OCI	(3)	(9)	(38)
Taxes charged (credited) to equity:
Deferred tax charge (credit): share based compensation	12	(12)	(5)
Current tax charge (credit): share based compensation	(5)	(2)	—
Total taxes charged (credited) to equity	7	(14)	(5)

The effective tax rate was 24.6%, 40.6% and 23.6% for the years ended 31 December 2018, 31 December 2017 and 31 December 2016, respectively. The parent company of the Group is a UK company. Accordingly, the following tables provide reconciliations of the Group’s income tax expense at the UK statutory tax rate to the actual income tax expense for the periods presented:

	31 December 2018	31 December 2017	31 December 2016
	€ million	€ million	€ million
Accounting profit before tax from continuing operations	1,205	1,159	719

Tax expense at the UK statutory rate	229	223	144
Taxation of foreign operations, net (A)	81	86	(11)
Non-deductible expense items for tax purposes(B)	30	7	13
Non-deductible transaction costs	—	—	10
Rate and law change benefit, net (C)(D)(E)(F)(G)(H)(I)	(38)	(16)	(43)
Deferred taxes not recognised(J)	(4)	174	30
Adjustment in respect of prior periods(K)	(2)	(3)	27
Total provision for income taxes	296	471	170

(A)
This reflects the impact, net of income tax contingencies, of having operations outside the UK, which are taxed at rates other than the statutory UK rate of 19% (2017: 19.25% , 2016: 20%), with the benefit of some income being fully or partially exempt from income taxes due to various operating and financing activities. In 2017, the amount also includes a net €125 million charge related to the deemed repatriation of profits to the US under the Tax Cuts and Jobs Act of 2017 (the US Tax Act).

(B)	In 2018, includes a €24 million charge from a change in tax basis in the year as a result of the simplification of our debt and capital structure following the US Tax Act.

(C)
In 2018, the Basque territory enacted a law change which reduced the rate of tax from 28% in prior years, to 26% in 2018 and 24% from 2019. Additionally the rules relating to the use of tax credits changed. The Group recognised a deferred tax benefit of €23 million to reflect the impact of this change.

(D)
In December 2018, the Netherlands enacted an incremental corporate income tax rate reduction from 25%, ultimately reaching 20.5%, effective 1 January 2021. As a result, the Group recognised a deferred tax benefit of €9 million to reflect the impact of this change.

(E)
In June 2018, Sweden enacted an incremental corporate income tax rate reduction from 22%, ultimately reaching 20.6%, effective 1 January 2021. As a result, the Group recognised a deferred tax benefit of €5 million to reflect the impact of this change.

(F) In December 2017, the US enacted a corporate income tax rate reduction from 35% to 21% effective 1 January 2018. In 2017, the Group recognised a deferred tax expense of €16 million to reflect the impact of this change.

(G)
During the second half of 2016, France enacted a corporate income tax rate reduction from 33.33% to 28% effective for tax years beginning on or after 1 January 2018. As a result, the Group recognised a deferred tax benefit of €28 million during the second half of 2016 to reflect the impact of this change. In December 2017, France enacted a further incremental corporate income tax rate reduction, ultimately reaching 25% effective 1 January 2022. In 2017, the Group recognised a deferred tax benefit of €11 million to reflect the impact of this change.

(H)
In December 2017, Belgium enacted an incremental corporate income tax rate reduction from 34%, ultimately reaching 25%, effective 1 January 2020. As a result, the Group recognised a deferred tax benefit of €20 million to reflect the impact of this change.

(I)
During the second half of 2016, the UK enacted a corporate income tax rate reduction of 1% effective 1 April 2020. As a result, the Group recognised a deferred tax benefit of €14 million during the second half of 2016 to reflect the impact of this change.

(J) In 2017, deferred taxes not recognised include a €178 million charge related to the reduction of foreign tax credits as a result of the US Tax Act.

(K)	In 2018, the adjustment in respect of prior periods includes a charge of €11 million to true up the estimated impact of changes to the US tax system enacted under the US Tax Act.

Deferred income taxes
The following table summarises the movements in the carrying amounts of deferred tax liabilities and assets by significant component during the period presented:

	Franchise and other intangible assets	Property, plant and equipment	Financial assets and liabilities	Tax losses	Employee and retiree benefit accruals	Tax credits	Other, net	Total, net
	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
31 December 2016	1,980	318	80	(72)	(124)	(258)	50	1,974
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	2	(21)	(12)	45	20	165	(6)	193
Effect of tax rate changes on income statement	(33)	(13)	3	8	14	—	5	(16)
Amounts charged/(credited) directly to OCI (excluding effect of tax rate changes)	—	—	—	—	17	—	—	17
Effect of tax rate changes on OCI	—	—	(27)	—	1	—	—	(26)
Amount charged/(credited) to equity (excluding effect of tax rate changes)	—	—	—	—	(20)	—	—	(20)
Effect of tax rate changes on equity	—	—	—	—	8	—	—	8
Acquired through business combinations	63	(45)	—	—	(2)	46	(7)	55
Balance sheet reclassifications	(2)	2	—	—	—	—	—	—
Effect of movements in foreign exchange	(13)	(4)	(13)	5	3	19	(1)	(4)
As at 31 December 2017	1,997	237	31	(14)	(83)	(28)	41	2,181
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	(3)	(23)	28	10	(9)	11	1	15
Effect of tax rate changes on income statement	(40)	(1)	—	—	—	4	(1)	(38)
Amounts charged/(credited) directly to OCI	—	—	(44)	—	—	—	—	(44)
Amount charged/(credited) to equity	—	—	—	—	11	1	—	12
Effect of movements in foreign exchange	(5)	(1)	—	—	—	—	—	(6)
As at 31 December 2018	1,949	212	15	(4)	(81)	(12)	41	2,120

The total net deferred tax liability of €2,120 million at 31 December 2018 is presented in the consolidated statement of financial position as deferred tax assets of €37 million and deferred tax liabilities of €2,157 million. Other net deferred tax liabilities as at 31 December 2018 include a €44 million liability arising on assets capitalised under IFRS but expensed for tax, and a €22 million liability related to purchase accounting on earlier transactions in an acquired entity.
Unrecognised tax items
The utilisation of tax losses and temporary differences carried forward, for which no deferred tax asset is currently recognised, is subject to the resolution of tax authority enquiries and the achievement of positive income in periods which are beyond the Group’s current business plan, and therefore this utilisation is uncertain. In respect of unused tax losses and other attributes carried forward, deferred tax assets of €544 million, €569 million and €356 million have not been recognised as at 31 December 2018, 31 December 2017 and 31 December 2016, respectively. As at 31 December 2018, the net recognised tax losses carried forward totalled €4 million. Of these, €3 million expire between 2026 and 2028. As at 31 December 2018, the Group recognised tax credits carried forward totalled €12 million, which expire between 2043 and 2048.
As at 31 December 2018, there are no taxable temporary differences associated with investments in subsidiaries.
Tax provisions
The Group is routinely under audit by taxing authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertainty relating to these tax matters that it believes appropriately reflect its risk, the carrying amount of which as at 31 December 2018 is included within other non-current liabilities on the consolidated statement of financial position.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments, and is vigorously defending its position against these assessments.
US Tax Cuts and Jobs Act
The US Tax Cuts and Jobs Act was enacted on 22 December 2017 and represented a significant change to the US tax code. Whilst the Group is a UK listed and tax resident entity, it has a number of subsidiaries outside the UK including a US incorporated holding company that is wholly owned by Coca-Cola European Partners plc. Based on the applicable provisions of the US Tax Act, the Group recorded a non-recurring provisional book tax expense totalling €320 million during the fourth quarter of 2017. In 2018, the Group finalised its calculation of the impact of the enactment and recorded a further €11 million of non-recurring book tax expense. Further regulations clarifying the continuing impact of the new regime on the Group were issued in late December 2018 and have yet to be finalised by the US government which could ultimately have an impact on the consolidated financial statements. The total expense of €331 million is comprised of the following items:

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A deemed repatriation book tax charge of €156 million, net of foreign tax credits. As part of the transition from a worldwide taxation to a territorial taxation system, the US Tax Act imposed a one-off transition tax on unrepatriated earnings of US entities with investments in foreign entities. For the Group, this impact represented a book tax expense and will not result in additional cash taxes.

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A €167 million reduction in deferred tax assets recognised due to the repeal of the foreign tax credit system. The Group has determined that its foreign tax credits brought forward will not be fully utilised going forward and as such has reduced its deferred tax assets accordingly.

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An €8 million net reduction in deferred tax liabilities as a result of the reduction in the US corporate income tax rate from 35% to 21% with effect from 1 January 2018. Based on the backward tracing requirements of IAS 12, the Group recognised a deferred tax benefit of €27 million in other comprehensive income, an €11 million unfavourable adjustment to equity, and a deferred tax book expense of €8 million.